SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

/ /     Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/X/     Definitive Information Statement

                               The DLB Fund Group
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

        (1) Title of each class of securities to which transaction applies:
            -----------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:
            -----------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            -----------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:
            -----------------------------------------------------------------
        (5) Total fee paid:
            -----------------------------------------------------------------
/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3)  Filing Party:

        (4)  Date Filed:

The DLB Fund Group
--------------------------------------------------------------------------------
                                                       One Memorial Drive
                                                       Cambridge, MA 02142-1300
                                                       Telephone: (617) 225-3800
                                                       Fax: (617) 225-3801


                              INFORMATION STATEMENT

                                  JUNE 2, 2004

                               GENERAL INFORMATION

     This information statement, which is first being mailed on or about June 2, 2004, is distributed in connection with actions to be taken by written consent of the Majority Shareholder (as defined below) of the Funds of The DLB Fund Group (the "Trust") on or about June 23, 2004, as more fully described below. This document is required under the federal securities laws and is provided solely for your information.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


SHARE OWNERSHIP INFORMATION

     The Trustees have set June 1, 2004 (the "Record Date") as the record date for determining the number of shares and the shareholders entitled to give consent and to receive this information statement. On the Record Date, 72,204,676.448 shares of the Trust were outstanding, attributable to each Fund as follows:
               DLB Fixed Income Fund                           1,880,802.029
               DLB High Yield Fund                             6,257,604.565
               DLB Value Fund                                  4,102,616.627
               DLB Core Growth Fund                            9,275,489.797
               DLB Enhanced Index Core Equity Fund             3,019,856.572
               DLB Enhanced Index Growth Fund                  2,766,282.388
               DLB Enhanced Index Value Fund                   2,902,351.296
               DLB Small Company Opportunities Fund           31,380,679.152
               DLB Small Capitalization Value Fund             7,500,792.230
               DLB Emerging Markets Fund                       3,118,201.792

     Information concerning shareholders who were known to be the record owners of more than 5% of each Fund's shares as of the Record Date is set forth below. As of the Record Date, Massachusetts Mutual Life Insurance Company ("MassMutual" or "Majority Shareholder") owned 61,540,185.149 shares of the Trust, or 85.23% of the outstanding shares of the Trust.

Fund        Name                        Number of Shares     Percent of the Fund
--------------------------------------------------------------------------------
DLB Fixed Income Fund
            MassMutual                    1,609,535.246             85.58%
            1295 State Street
            Springfield, MA  01111

DLB High Yield Fund
            MassMutual                    5,314,257.616             84.92%
            1295 State Street
            Springfield, MA  01111

            Roman Catholic Bishop of        514,159.667              8.22%
            Springfield
            Box 1730
            Springfield, MA 01102

DLB Core Growth Fund
            MassMutual                    8,270,730.764             89.17%
            1295 State Street
            Springfield, MA  01111

Fund     Name                           Number of Shares     Percent of the Fund
--------------------------------------------------------------------------------

DLB Value Fund
            MassMutual                    3,727,154.350             90.85%
            1295 State Street
            Springfield, MA  01111

            Roman Catholic Bishop of        279,962.889              6.82%
            Springfield
            Box 1730
            Springfield, MA 01102

DLB Enhanced Index Core Equity Fund       2,877,713.904             95.29%
            MassMutual
            1295 State Street
            Springfield, MA  01111

DLB Enhanced Index Growth Fund            2,763,277.660             99.89%
            MassMutual
            1295 State Street
            Springfield, MA  01111

DLB Enhanced Index Value Fund             2,901,220.968             99.96%
            MassMutual
            1295 State Street
            Springfield, MA  01111

 DLB Small Company Opportunities Fund    25,312,213.737             80.68%
            MassMutual
            1295 State Street
            Springfield, MA  01111

DLB Small Cap Value Fund                  5,707,677.926             76.09%
            MassMutual
            1295 State Street
            Springfield, MA  01111

            Newton Retirement System      1,453,326.202             19.38%
            1000 Commonwealth Avenue
            Newton Centre, MA 02549

DLB Emerging Markets Fund                 3,056,402.975             98.02%
            MassMutual
            1295 State Street
            Springfield, MA  01111



SHARE OWNERSHIP OF TRUSTEES, NOMINEE AND PRESIDENT

     Set forth below is information concerning beneficial ownership, as of June 1, 2004, of the Trust's shares by (i) each Trustee, nominee for Trustee and President, and (ii) the Trust's Trustees, nominee for Trustee and President as a group.

     As of the Record Date, the Trustees and President of the Trust and Nominee for Trustee owned the following shares of the Trust:

NAME AND ADDRESS                        NATURE OF SHARES           BENEFICIAL
OF BENEFICIAL OWNER                     BENEFICIALLY OWNED*         OWNERSHIP
--------------------------------------------------------------------------------
Kevin M. McClintock**
Trustee and President
c/o DLB Fund Group
One Memorial Drive
Cambridge, MA 02142

NAME AND ADDRESS                        NATURE OF SHARES           BENEFICIAL
OF BENEFICIAL OWNER                    BENEFICIALLY OWNED*          OWNERSHIP
--------------------------------------------------------------------------------
Steven A. Kandarian
c/o DLB Fund Group
One Memorial Drive
Cambridge, MA 02142
--------------------------------------------------------------------------------
Nabil N. El-Hage                           709.677                 sole voting
c/o DLB Fund Group                                                    and
One Memorial Drive                                              investment power
Cambridge, MA 02142
--------------------------------------------------------------------------------
Richard A. Nenneman
c/o DLB Fund Group
One Memorial Drive
Cambridge, MA 02142
--------------------------------------------------------------------------------
Maria D. Furman                           6,451.613                sole voting
c/o DLB Fund Group                                                    and
One Memorial Drive                                              investment power
Cambridge, MA 02142

* On the Record Date, each of the Trustees, Nominee for Trustee and the President of the Trust beneficially owned less than 1% of the Trust's outstanding shares, and the Trustees, Nominee and President of the Trust as a whole beneficially owned less than 1% of the Trust's outstanding shares.

** Mr. McClintock participates in a deferred compensation plan in which over $100,000 is tied to the performance of shares of the DLB Small Company Opportunities Fund. Mr. McClintock is neither the record holder nor beneficial holder of shares of the DLB Small Company Opportunities Fund, although he does maintain an economic interest in that Fund by virtue of this deferred compensation plan.

            The table below sets forth information regarding the Trustees' and nominee's beneficial ownership of Fund shares, based on the value of such shares as of June 1, 2004.

------------------------------------ ----------------------------------------------------- --------------------------------
                                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                           SECURITIES IN ALL REGISTERED
                                                                                           INVESTMENT COMPANIES OVERSEEN BY
                                              THE DOLLAR RANGE OF EQUITY SECURITIES        TRUSTEE OR NOMINEE IN FAMILY OF
NAME OF TRUSTEE OR NOMINEE                       BENEFICIALLY OWNED IN THE TRUST           INVESTMENT COMPANIES
------------------------------------ ----------------------------------------------------- --------------------------------

------------------------------------ ----------------------------------------------------- --------------------------------
INDEPENDENT TRUSTEES OR NOMINEE
------------------------------------ ----------------------------------------------------- --------------------------------
------------------------------------ ----------------------------------------------------- --------------------------------
Nabil N. El-Hage                     DLB Small Company Opportunities Fund  $10,001-$50,000         $10,001-$50,000
------------------------------------ ----------------------------------------------------- --------------------------------
Steven A. Kandarian
------------------------------------ ----------------------------------------------------- --------------------------------
Richard A. Nenneman
------------------------------------ ----------------------------------------------------- --------------------------------
Maria D. Furman                      DLB Small Company Opportunities Fund  Over $100,000             Over $100,000
------------------------------------ ----------------------------------------------------- --------------------------------
------------------------------------ ----------------------------------------------------- --------------------------------
INTERESTED TRUSTEES
------------------------------------ ----------------------------------------------------- --------------------------------
------------------------------------ ----------------------------------------------------- --------------------------------
Kevin M. McClintock*
------------------------------------ ----------------------------------------------------- --------------------------------
* Mr. McClintock participates in a deferred compensation plan in which over
$100,000 is tied to the performance of shares of the DLB Small Company
Opportunities Fund. Mr. McClintock is neither the record holder nor beneficial holder of shares of the DLB Small Company Opportunities Fund, although he does maintain an economic interest in that Fund by virtue of this deferred compensation plan.

REPORTS TO SHAREHOLDERS

FURTHER INFORMATION CONCERNING THE TRUST IS CONTAINED IN ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003, WHICH HAS BEEN MAILED TO SHAREHOLDERS AND WHICH MAY BE MAY BE OBTAINED, FREE OF CHARGE BY WRITING TO THE DLB FUND GROUP, ATTN: THE DLB FUND GROUP COORDINATOR, C/O DAVID
L. BABSON & COMPANY INC., ONE MEMORIAL DRIVE, CAMBRIDGE, MA 02142, OR BY TELEPHONING 1-877-766-0014.

                                    PROPOSAL

                   TO ELECT NOMINEES AS TRUSTEES OF THE TRUST
                   ------------------------------------------

     Two Trustees are proposed to be elected by the shareholders as Trustees of the Trust, each to hold office until his or her death, resignation or removal, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of such successor. The two nominees for election as Trustees are Nabil N. El-Hage and Maria D. Furman. Mr. El-Hage is presently a Trustee of the Trust and has agreed to be nominated and, if elected, to continue to serve as a Trustee. Ms. Furman has also agreed to be nominated, and, if elected, to serve as a Trustee. The remaining Trustees, Messrs. McClintock, Nenneman and Kandarian, have previously been elected by the shareholders of the Trust and will continue to serve as Trustees.

     Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this meeting is his or her position(s) with the Trust; age; term of office and length of time served; principal occupation during the past five years; certain other of the Trustees' directorships; and certain other information required to be disclosed in this Information Statement.

INFORMATION ABOUT NOMINEES

---------------------- ---------------- ---------------------- ----------------------------- ------------------- -------------------
                                                                                             NUMBER OF
NAME, ADDRESS          POSITION(S)                                                           PORTFOLIOS IN FUND
AND AGE                HELD             TERM OF OFFICE(1) AND  PRINCIPAL OCCUPATION(S)       COMPLEX OVERSEEN    OTHER DIRECTORSHIPS
                       WITH THE TRUST   LENGTH OF TIME SERVED  DURING PAST FIVE YEARS        BY TRUSTEE(2)       HELD BY TRUSTEE(3)
---------------------- ---------------- ---------------------- ----------------------------- ------------------- -------------------

---------------------- ---------------- ---------------------- ----------------------------- ------------------- -------------------
NABIL N. EL-HAGE       Trustee          Since 2003             Senior Lecturer, Finance,     10                  None.
c/o David L. Babson &                                          Harvard Business School,
Company Inc.,                                                  January 2003 -present;
One Memorial Drive     Audit Committee  Since 2003             Chairman (1995-present)
Cambridge, MA 02142    Chairman                                and CEO (1995-2003),
Age: 45                                                        Jeepers! Inc. (indoor
                                                               amusement centers);
                                                               Manager, Global Entertainment
                                                               Ventures, LLC  (single
                                                               purpose investment vehicle
                                                               (2001-present)).
---------------------- ---------------- ---------------------- ----------------------------- ------------------- -------------------
MARIA D. FURMAN        Nominee          N/A                    Managing Director, Director,  9                   None.
c/o David L. Babson &                                          and Portfolio Manager,
Company Inc.,                                                  Standish, Ayer and Wood
One Memorial Drive                                             (investment management,
Cambridge, MA 02142                                            (1976-2002)).
Age: 50
---------------------- ---------------- ---------------------- ----------------------------- ------------------- -------------------

1 Each Trustee holds office until his or her death, resignation or removal, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of such successor.
2 Currently there are ten funds in The DLB Fund Group. It is anticipated that the DLB Emerging Markets Fund will be terminated on or about June 15, 2004, at which time there will only be nine funds in The DLB Fund Group.
3 Directorships of companies not reported in the "principal occupation" column that have a class of securities registered or subject to registration under the Securities Exchange Act of 1934 or are registered as investment companies under the Investment Company Act of 1940 (the "1940 Act").

INFORMATION ABOUT CURRENT TRUSTEES WHO ARE NOT NOMINEES

     Each of the following Trustees of the Trust will continue to serve in such capacity until his or her death, resignation or removal, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of such successor.

--------------------- ----------------- -------------- --------------------------------- ------------------ ------------------------
INTERESTED TRUSTEE
--------------------- ----------------- -------------- --------------------------------- ------------------ ------------------------

                                        TERM OF OFFICE                                   NUMBER OF          OTHER DIRECTORSHIPS
                                        (1) AND        PRINCIPAL OCCUPATION(S)           PORTFOLIOS IN FUND HELD BY TRUSTEE(3)
NAME, ADDRESS         POSITION(S) HELD  LENGTH OF TIME DURING PAST FIVE YEARS            COMPLEX OVERSEEN
AND AGE               WITH THE TRUST    SERVED                                           BY TRUSTEE(2)
--------------------- ----------------- -------------- --------------------------------- ------------------ ------------------------
KEVIN M. MCCLINTOCK   President and     Since 2003     Managing Director and Director,    10                None.
(4) David L. Babson & Principal                        David L. Babson & Company Inc.,
Company Inc., One     Executive Officer                1999-present; Managing
Memorial Drive                                         Director, S.I. International
Cambridge, MA 02142   Trustee           Since 1999     Assets (formerly known as
Age: 42                                                Babson-Stewart Ivory
                                                       International), 1999-present;
                                                       Director of Equities and Fixed
                                                       Income, Dreyfus Corporation,
                                                       1995-1999
--------------------- ----------------- -------------- --------------------------------- ------------------ ------------------------
INDEPENDENT TRUSTEES
(5)
--------------------- ----------------- -------------- --------------------------------- ------------------ ------------------------
STEVEN A. KANDARIAN   Trustee           Since 2002     Former Director, Pension           12                Trustee, MassMutual
c/o David L. Babson &                                  Benefit Guaranty Corp. (a federal                    Participation Investors
Company Inc., One                                      pension agency), December                            and MassMutual Corporate
Memorial Drive        Nominating and    Since 2003     2001-February 2004; Managing                         Investors (closed-end
Cambridge, MA 02142   Governance                       Director, Orion Partners, L.P. (a                    mutual funds) since
Age: 52               Committee                        private equity fund),                                February 2002.
                      Chairman                         1993-November 2001.
--------------------- ----------------- -------------- --------------------------------- ------------------ ------------------------
RICHARD  NENNEMAN     Trustee           Since 1994     Retired. Currently sits on boards  10                None.
c/o David L. Babson &                                  of various civic associations.
Company Inc., One
Memorial Drive
Cambridge, MA 02142
Age: 74
--------------------- ----------------- -------------- --------------------------------- ------------------ ------------------------

1 Each Trustee holds office until his or her death, resignation or removal, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of such successor.
2 Currently there are ten funds in the Trust. It is anticipated that the DLB Emerging Markets Fund will be terminated on or about June 15, 2004, at which time there will only be nine funds in the Trust.
3 Directorships of companies that are required to report to the Securities and Exchange Commission or are registered as investment companies under the1940 Act. MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are also managed by the investment adviser of the Trust.
4 Mr. McClintock is an "Interested Person" as that term is defined in the 1940 Act, through his employment with the Funds' investment adviser.
5    Trustees who are not "interested persons" of the Trust as defined in
     Section 2(a)(19) of the 1940 Act, as amended (each, an "Independent Trustee").

EXECUTIVE OFFICERS WHO ARE NOT TRUSTEES

     Set forth below is a list of the Trust's Executive Officers who are not also Trustees, their age, position with the Trust, principal occupation or employment for the past five years and term of office and length of time served. The Trust's Executive Officers are employees of David L. Babson & Company Inc. or its affiliates.

-------------------------------- ---------------------------- ---------------------- -----------------------------------------------
                                                              TERM OF OFFICE1 AND    PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE           POSITION(S) HELD WITH TRUST  LENGTH OF TIME SERVED  DURING PAST FIVE YEARS
-------------------------------- ---------------------------- ---------------------- -----------------------------------------------
DEANNE B. DUPONT                 Vice President, Treasurer,   Since 1996             Managing Director and Treasurer of David L.
David L. Babson & Company Inc.,  Principal Financial                                 Babson & Company Inc.
One Memorial Drive               Officer and Principal
Cambridge, MA 02142              Accounting Officer
Age: 50
-------------------------------- ---------------------------- ---------------------- -----------------------------------------------
MARY ELLEN WESNESKI              Vice President               Since 1999             Managing Director of David L. Babson &
David L. Babson & Company Inc.,                                                      Company Inc. Director of Compliance
One Memorial Drive                                                                   (1999-present); Senior Manager, Deloitte &
Cambridge, MA 02142                                                                  Touche LLP (1996-1999).
Age: 53
-------------------------------- ---------------------------- ---------------------- -----------------------------------------------
JOHN E. DEITELBAUM               Clerk                        Since 1999             Second Vice President and Associate General
David L. Babson & Company Inc.                                                       Counsel, MassMutual (2000-present); Associate
One Memorial Drive                                                                   Secretary (2003-present) MassMutual
Cambridge, MA 02142                                                                  Participation Investors and MassMutual
Age: 35                                                                              Corporate Investors (closed end mutual funds)
                                                                                     and Assistant Secretary (2003-present) of
                                                                                     their Sub-trusts; Assistant Clerk, Babson
                                                                                     Securities Corp. (1999-present); Counsel
                                                                                     (2000-present), Assistant Clerk
                                                                                     (1999-present), Vice President and General
                                                                                     Counsel (1998-1999), David L. Babson &
                                                                                     Company Inc.; Counsel, MassMutual (1996-1998).
-------------------------------- ---------------------------- ---------------------- -----------------------------------------------

1 Officers are elected to hold such office until their respective successors are chosen and qualified, or until he or she dies, resigns is removed or becomes disqualified.

COMMITTEES OF THE BOARD OF TRUSTEES

     The Board of Trustees of the Trust has an Audit Committee and a Nominating and Governance Committee, each of which is currently comprised of all of the Trustees who are Independent Trustees. Currently, Messrs. Nenneman, Kandarian and El-Hage comprise the Audit Committee and the Nominating and Governance Committee. If Ms. Furman is elected as Trustee by consent of the Majority Shareholder, the Audit Committee and Nominating and Governance Committee would be made up of three of the four Independent Trustees of the Trust until such time as Ms. Furman may be recommended to the Board for appointment to the Audit Committee and/or the Nominating and Governance Committee, and such approval is given by an affirmative vote of the Board.

NOMINATING AND GOVERNANCE COMMITTEE

     The Nominating and Governance Committee, pursuant to a Nominating and Governance Committee Charter adopted by the Board attached hereto as Appendix 1 to this Information Statement, (a) identifies individuals qualified to become Independent Trustees of the Trust's Board of Trustees in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (c) nominates Independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; and (e) performs the following governance responsibilities: (i) makes nominations for membership on all committees of the Board (other than the Audit Committee) and reviews such committee assignments annually; (ii) reviews as necessary the responsibilities of any committees of the Board (other than the Audit Committee), whether there is a continuing need for such committee, whether there is a need for additional committees of the Board, and whether the committees should be combined or reorganized, and makes such recommendations to the full Board; and (iii) monitors the independence of legal counsel for the Independent Trustees. The Nominating and Governance Committee held a meeting on April 29, 2004, at which it recommended the nomination of Maria D. Furman for election as Trustee.

NOMINATING AND GOVERNANCE COMMITTEE PROCEDURES FOR SHAREHOLDER NOMINATION OF INDEPENDENT TRUSTEE CANDIDATES

     The Nominating and Governance Committee will consider nominee candidates for Trustee that are recommended by Trust shareholders, as detailed in its Nominating and Governance Charter. A Trust shareholder's recommendation must be submitted as described in the Nominating and Governance Charter attached hereto as Appendix A to be considered properly submitted for purposes of the Nominating and Governance Committee's consideration.

NOMINATING AND GOVERNANCE COMMITTEE CONSIDERATION OF NOMINEES FOR TRUSTEE

     The Nominating and Governance Committee is responsible for identifying and nominating individuals to serve as Independent Trustees. The Nominating and Governance Committee Charter contemplates that each nominee for Independent Trustee must have a college degree or, in the judgment of the Nominating and Governance Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering a Trustee candidate, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate's ability, judgment, expertise, reputation and integrity. In the case of a candidate properly recommended by a shareholder ("Shareholder Recommended"), the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board's present composition and the Nominating and Governance Committee's (or the Board's) perceptions about future issues and needs.

     In identifying potential nominees for an independent Trustee, the Nominating and Governance Committee may consider candidates recommended by the Trust's current Trustees; the Trust's officers; the Trust's investment adviser; the Trust's shareholders; and any other source the Committee deems to be appropriate. As discussed above, Shareholder Recommendations to fill vacancies on the Board for an Independent Trustee must be submitted in accordance with the provisions of the Nominating and Governance Committee Charter, which requires that Shareholder Recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

     Ms. Furman is the only nominee for Trustee who is not currently a Trustee of the Trust. Ms. Furman was recommended as a candidate to the Nominating and Governance Committee by an Independent Trustee currently serving on the Nominating and Governance Committee, although she is also known to the President of the Trust, a Trustee deemed to be "interested" by virtue of his employment with the Trust's investment adviser.

AUDIT COMMITTEE

     The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board and attached hereto as Appendix 2, (a) oversees the Fund's accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; (b) oversees the quality and objectivity of the Funds' financial statements and the independent audit thereof; (c) acts as a liaison between the Funds' independent auditors and the full Board of Trustees; and (d) provides immediate access for the Funds' independent auditors to report any special matters they believe should be brought to the attention of the full Board of Trustees.

REGULAR AND COMMITTEE MEETINGS FOR FISCAL YEAR 2003

     The full Board met four times during the fiscal year ended October 31, 2003. The Nominating Committee held two meetings during the fiscal year ended October 31, 2003. The Audit Committee held three meetings during the fiscal year ended October 31, 2003. Each Trustee named herein attended all of the Board and Committee meetings of which he was a member for the fiscal year ended October 31, 2003.

                     SHAREHOLDER COMMUNICATIONS TO TRUSTEES
                     --------------------------------------

     Shareholder communications to Trustees of the Trust should be addressed to the Clerk of the Trust at the following address: John Deitelbaum, Clerk, c/o David L. Babson & Company Inc., One Memorial Drive, Cambridge, MA 02142. The Clerk will forward shareholder communication specifically directed to a Trustee to that Trustee. Additionally, any shareholder correspondence related to a non-routine matter not addressed to a specific Trustee will be forwarded to the Chairman of the Nominating and Governance Committee.


                          COMPENSATION OF THE TRUSTEES
                          ----------------------------

     The following table lists the compensation paid to each of the Trustees by the Trust and Fund Complex during the Trust's fiscal year ended October 31, 2003.

COMPENSATION TABLE

     Except as noted below, the Trust pays each Independent Trustee a fee for his services. The fees paid to each Trustee by the Trust for the fiscal year ended October 31, 2003 are shown below:

----------------------- --------------- -------------------------------- ----------------------------
NAME OF TRUSTEE         AGGREGATE       PENSION OR RETIREMENT BENEFITS   TOTAL COMPENSATION FROM FUND
                        COMPENSATION    ACCRUED AS PART                  AND FUND COMPLEX PAID TO
                        FROM TRUST(1)   OF FUND EXPENSES(5)              TRUSTEES
----------------------- --------------- -------------------------------- ----------------------------
Nabil N. El-Hage(2)        $19,000                     N/A                    $19,000
----------------------- --------------- -------------------------------- ----------------------------
Richard A. Nenneman        $20,000                     N/A                    $20,000
----------------------- --------------- -------------------------------- ----------------------------
Steven A. Kandarian(3)        0                        N/A                      0
----------------------- --------------- -------------------------------- ----------------------------
Kevin M. McClintock(4)        0                        N/A                      0
----------------------- --------------- -------------------------------- ----------------------------

1 Includes an annual retainer payable by the Trust to each of the Independent Trustees of $16,000 and a per meeting attendance fee of $1,000.
2 Mr. El-Hage was elected as Trustee of the Trust by the Trustees at the December 2002 Trustee Meeting, effective January 1, 2003. Consequently, he did not receive the meeting attendance fee for the first meeting of the fiscal year.
3 Mr. Kandarian, although an Independent Trustee of The DLB Fund Group and MassMutual Corporate Investors and MassMutual Participation Investors (two closed-end funds deemed to be a part of the Fund Complex because they are managed by the investment adviser to the Trust), was not paid an annual retainer or a per meeting attendance fee from these funds in 2003 due to his employment with the Pension Benefit Guaranty Corporation ("PBGC"). He resigned from the PBGC effective February 2004, As a result of Mr. Kandarian's resignation from the PBGC, the PBGC's ethics rules will no longer prohibit him from receiving compensation for his services as an independent Trustee of the Trust, and the Trust will compensate Mr. Kandarian in accordance with its policies governing independent Trustees beginning in 2004.
4 Mr. McClintock, as an "interested person" of the Trust, received no compensation from either the Trust or the Fund Complex for his role as Trustee to the Trust.
5    The Trust has no retirement or pension plan for its Trustees.


                             ADDITIONAL INFORMATION
                             ----------------------
           INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR
           -----------------------------------------------------------

INVESTMENT ADVISER: The Trust's investment adviser, David L. Babson & Company Inc., has its principal offices at One Memorial Drive, Cambridge, Massachusetts 02142, and 1295 State Street, Springfield, Massachusetts 01111.

PRINCIPAL UNDERWRITER: Babson Securities Corp. ("BSC"), a wholly-owned subsidiary of Babson, serves as the principal underwriter of the Funds. BSC has its principal office at One Memorial Drive, Cambridge, Massachusetts 02142.

ADMINISTRATOR: Investors Bank and Trust Company ("IBT") serves as Administrator of the Funds. IBT's principal business address is 200 Clarendon Street, Boston MA 02116.

                               SHAREHOLDER CONSENT
                               -------------------

VOTE REQUIRED: Pursuant to the Bylaws of the Trust, the Trust's Shareholders vote together as a single class, and election of each of the nominees for Trustee of the Trust will require an affirmative vote of a plurality of the shares voted. As stated above, the Majority Shareholder has indicated that, as permitted by the Trust's Bylaws, it intends to execute a consent to be effective on or about June 23, 2004, which would by itself constitute the necessary shareholder approval. No action is required to be taken by you as a shareholder of the Trust; this Information Statement is furnished to you for your information only in light of relevant federal securities laws.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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                                   APPENDIX 1

                               THE DLB FUND GROUP

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

                          ADOPTED AS OF APRIL 29, 2004

I.   INTRODUCTION

The Trust's Board of Trustees has adopted this Charter to govern the activities of its Nominating and Governance Committee (the "Committee").

II.  STATEMENT OF PURPOSES AND RESPONSIBILITIES

The primary purposes and responsibilities of the Committee are as follows:

     (i) To identify individuals qualified to become independent1 members of the Trust's Board of Trustees in the event that a position currently filled by an independent Trustee is vacated or created;

     (ii)  To evaluate the qualifications of independent Trustee candidates;

     (iii) To nominate the Independent Trustee nominees for election or appointment to the Board;

     (iv) To set any necessary standards or qualifications for service on the Board; and

     (v)   To perform such governance responsibilities as set forth herein.

The nomination of interested Trustees shall be the responsibility of the entire Board of Trustees.

III. ORGANIZATION AND GOVERNANCE

(a) Composition. The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not less than two (2) Trustees. The members of the Committee each shall be an Independent Trustee and shall be appointed annually by the vote of a majority of the Trust's Board of Trustees. The Board of Trustees may remove or replace any member of the Committee at any time in its sole discretion. The Board of Trustees may designate a member of the Committee as the chairperson of the Committee. A Committee member may resign from the Committee without resigning from the Board.

(b) Meetings. The Committee shall not have regularly scheduled meetings. Committee meetings shall be held as, and when, the Committee, its chairperson (if any) or the Trust's Board of Trustees determine, as may be necessary or appropriate. The chairperson of the Committee shall preside at each meeting and, in the absence of the chairperson, one of the other members of the Committee shall be designated as the acting chair of the meeting. The chairperson (or acting chair) may direct appropriate members of the Trust's management to prepare draft agendas and related background information for each Committee meeting.

(c) Meeting Proceedings. All meetings of the Committee shall be held pursuant to the Trust's By-laws, except as provided by law or the following provisions:

     (i) Notice. Notice shall be given as provided for meetings of the full Board of Trustees of the Trust.

     (ii) Quorum. At any Committee meeting, a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the members voting upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

--------
1 For purposes of this Charter, an "Independent Trustee" shall mean a Trustee who is not an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

     (iii) Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action properly before the meeting.

     (iv) Action by Writing. Any action required or permitted to be taken at any Nominating Committee meeting may be taken without a meeting if a majority of the Committee members consent to the action in writing. Such written consents shall be filed with the records of the meetings of the Committee and shall be treated for all purposes as a vote taken at a Committee meeting.

     (v) Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

     (vi) Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

     (vii) Reports. Reports of meetings of the Committee, and any recommendations of the Committee, shall be made to the Trust's Board of Trustees at its next regularly scheduled meeting following the Committee meeting.

IV.  IDENTIFICATION OF INDEPENDENT TRUSTEE NOMINEES

(a) Identification of Independent Trustee Nominees. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Trust's current Trustees, (ii) the Trust's officers, (ii) the Trust's investment adviser(s),
(iv) the Trust's shareholders (see below) and (v) any other source the Committee deems to be appropriate.

(b) Consideration of Independent Trustee Candidates Recommended by Trust Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders in the same manner as it considers and evaluates candidates recommended by other sources. To be considered properly submitted, shareholder recommendations for Independent Trustee candidates must be submitted in accordance with the requirements of Appendix A.

V.   QUALIFICATIONS FOR INDEPENDENT TRUSTEE NOMINEES

The Committee requires that all Independent Trustee candidates have a college degree or, in the judgment of the Committee, equivalent business experience. The Committee may take into account a wide variety of factors in considering Independent Trustee candidates, giving such weight to any individual factor(s) as they deem appropriate, including (but not limited to):

     (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;

     (ii) relevant industry and related experience;

     (iii) educational background;

     (iv) depth and breadth of financial expertise; and

     (v) an assessment of the candidate's ability, judgment, expertise, reputation and integrity.

In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the amount of the Trust's securities owned by the shareholder and the length of time such shares have been held by the shareholder.

Different factors may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perception about future issues and needs.

VI.  GOVERNANCE RESPONSIBILITIES

     (a) The Committee shall make nominations for membership on all committees of the Board (other than the Audit Committee) and shall review such committee assignments at least annually.

     (b) The Committee shall review as necessary the responsibilities of any committees of the Board (other than the Audit Committee), whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

     (c) The Committee shall monitor the independence of legal counsel for the independent Trustees.

     (d) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

     (e) The Committee shall review this Charter periodically and recommend any changes to the full Board of Trustees.

                                   APPENDIX A
            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
            --------------------------------------------------------

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust's Nominating Committee, to the attention of the Clerk, at the address of the principal executive offices of the Trust.

2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust 60-90 calendar days before the of the meeting at which the Committee is to select a nominee for independent Trustee.

3.          The Shareholder Recommendation must include:

            (i)         a statement in writing setting forth:

               (A) the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the "Candidate");

               (B) the class or series and number of all shares of the Trust owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate;

               (C) any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d),
                    (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust);

               (D) any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

               (E) whether the recommending shareholder believes that the Candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the Candidate that will be sufficient for the Trust to make such determination;

            (ii) the written and signed consent of the Candidate to be named as a nominee, for such Candidate's information submitted in accordance with (i), above, to be disclosed as may be necessary or appropriate and to serve as a Trustee if elected;

            (iii) the recommending shareholder's name as it appears on the Trust's books, the number of all shares of the Trust owned beneficially and of record by the recommending shareholder;

            (iv) a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder; and

            (v) such other information as the Committee may require the Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee.

APPENDIX 2

                               THE DLB FUND GROUP
                             AUDIT COMMITTEE CHARTER
                          AMENDED AS OF APRIL 29, 2004

1. The Audit Committee shall be composed entirely of Independent Trustees.

2. The purposes of the Audit Committee are:

            (a) to oversee the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

            (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof;

            (c) to act as a liaison between the Funds' independent auditors and the full Board of Trustees; and

            (d) to provide immediate access for the Funds' independent auditors to report any special matters they believe should be brought to the attention of the full Board of Trustees.

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, the auditors' responsibility to plan and carry out a proper audit, and management's and the independent auditors' responsibility to determine that the Funds' financial statements are accurate and complete and in accordance with generally accepted accounting principles ("GAAP"). Each member of the Audit Committee shall be entitled to rely on the accuracy of the financial and other information provided, and the representations made, to the Audit Committee by the independent auditors, management and the Funds' investment adviser or its affiliates.

3. To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

            (a) recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors' independence is jeopardized by their provision of services to the Funds' investment adviser or its affiliates, to request such information as they deem appropriate in connection therewith, and to receive the auditors' specific representations as to their independence;

            (b) meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the opinion the auditors propose to render to the Board of Trustees and shareholders;

            (c) consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

            (d) pre-approve, to the extent required by applicable regulations, (i) all audit and permitted non-audit services rendered to the Funds by the auditors and (ii) all permitted non-audit services that relate directly to the Funds' operations or financial reporting provided by the auditors to (A) the Funds' investment adviser or (B) any entity controlling, controlled by, or under common control with the investment adviser, if that entity provides ongoing services to the Funds; and review the fees charged by the auditors for such audit and non-audit services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified in a timely manner of each such service;

            (e) receive, to the extent required by applicable regulations, from the Funds' independent auditors reports regarding (i) all critical accounting policies and practices to be used in preparing the Funds' financial statements; (ii) all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management of the Funds, including: (1) ramifications of the use of such alternative disclosures and treatments; and (2) the treatment preferred by the independent auditors; (iii) other material written communications between the independent auditors and the Funds' management, such as any management letter or schedule of unadjusted differences; (iv) non-audit services provided to certain affiliates of the Funds that were not pre-approved by the Audit Committee and (v) such other matters as are required by applicable law or regulation; and to take in each case such actions as deemed appropriate in connection therewith;

            (f) receive, to the extent required by applicable regulations, from the Funds' principal executive officer and principal financial officer disclosure concerning
                        (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Funds' ability to record, process, summarize and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal controls, and to take such actions as are deemed appropriate in connection therewith;

            (g) review with Fund management, the Funds' independent auditors and, if appropriate, Fund counsel, any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements, financial results, accounting policies or internal controls;

            (h) investigate or oversee the investigation of any reported improprieties or suspected improprieties in Fund operations;

            (i) review such other matters or information that the Audit Committee believes may be relevant to the auditors, the audit engagement or the Funds' financial policies and procedures or internal accounting controls, report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

             (j) review the Valuation Committee Charter periodically, and make such recommendations to the full Board with respect to amendments to the Valuation Committee Charter or The DLB Fund Group's Pricing Policies and Procedures utilized by the Valuation Committee to fair value securities as it deems necessary.

4. The Audit Committee shall meet on a regular basis, and is empowered to hold special meetings as circumstances require. In addition, the Audit Committee shall keep written minutes of its meetings, which minutes shall be maintained with the Funds' books and records.

5. The Audit Committee shall meet with the Treasurer of the Funds and with internal auditors, if any, for David L. Babson & Company Inc., periodically to review and discuss such matters or information that the Audit Committee believes may be relevant to the auditors, the audit engagement, the Funds' financial condition and results or the Funds' financial policies, procedures and internal controls, or otherwise necessary or appropriate in connection with the Audit Committee's duties hereunder. The Audit Committee may request any officer or employee of the Funds or any of the Funds' service providers or the Funds' outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any member of, or consultant to, the Audit Committee.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7. The Audit Committee shall review this Charter as necessary and recommend any changes to the full Board of Trustees.